                                                                   Exhibit 10.38


                    Resolutions of Board of Directors Meeting


                                       of


                         Standard Automotive Corporation


     The following resolutions were introduced, discussed and adopted by the Board of Directors of Standard Automotive Corporation at the Board's meeting held on May 16, 2001.

     RESOLVED, by a vote of 4 to 0, [PP 5/16/01, CWNJ, SJM, KM, JS] with William Merker and William Needham [CWNJ, SJM, PP 5/16/01, KM, JS] abstaining from said vote, the corporation enter into the following settlement agreement with William Merker with respect to the Arell/Airborne/Providence transactions:

     1. William Merker will tender to the corporation 200,000 shares of common stock, to be held in escrow pending a valuation of said shares with a valuation date of March 31, 2001 by an independent bank and/or appraisal company to be selected by Paul Provost and approved by the corporation's accounting firm, Arthur Anderson, Richard Salute, partner.

     2. In the event the evaluation of Mr. Merker's 200,000 shares is less than $800,000.00, then Mr. Merker will make up the difference by delivering a promissory note payable to the corporation over a term of three (3) months.

     3. In the event the valuation of Mr. Merker's 200,000 shares is greater than $800,000.00, then any excess shares shall be returned to Mr. Merker.

     4. The corporation hereby releases William Merker from all claims, damages, liabilities, etc. with respect to the Arell/Airborne/Providence transactions, as more particularly set forth in the General Release annexed hereto and made a part hereof.

     5. This settlement does not constitute an admission of liability or wrongdoing on the part of William Merker, and any disclosure of the settlement terms contained herein are subject to approval by both the corporation securities counsel and securities counsel retained by William Merker.

     6. William Merker hereby resigns as director of the corporation simultaneously with the execution of this settlement agreement.
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     7.   Pursuant to Article IX, Section 2 of the By-Laws of the corporation, the Board hereby provides that the terms of this settlement agreement and the General Release annexed hereto shall be binding upon the corporation upon the execution of the same by a majority of the Board.

     8. William Merker's execution of this settlement agreement is in his individual capacity and not as a member of the Board and solely for the purposes of acknowledging his agreement to the terms set forth herein, with William Merker having abstained from voting as a director on the resolution effectuating the terms of this settlement agreement.



                                                      /s/ S. J. Merker
                                                      -------------------------
                                                      Steven Merker, Director



                                                      /s/ Karl Massaro
                                                      -------------------------
                                                      Karl Massaro, Director



                                                      /s/ Joseph Spinella
                                                      -------------------------
                                                      Joseph Spinella, Director



                                                      /s/ William C. Needham Jr.
                                                      --------------------------
                                                      William Needham, Director



                                                      /s/ Paul Provost 5/16/01
                                                      --------------------------
                                                       Paul Provost, Director



The foregoing settlement terms are hereby accepted and agreed to:



  /s/ William Merker
  William Merker


Dated:    May 16, 2001
          New York, NY



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                                 GENERAL RELEASE

     For valuable consideration, the receipt and adequacy of which is hereby acknowledged, Standard Automotive Corporation (the "Company") hereby releases and discharges William Merker, his agents, affiliated companies, heirs, successors and assigns (hereinafter collectively referred to as "Releasees") from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, the undersigned ever had or now has against the Releasees, for, upon or by reason of any matter, cause or thing arising from the following transactions:
(a) the Company's purchase of Arell Machining; (b) the Company's purchase Airborne Machine and Gear; and (c) the Company's purchase of The Providence Group, Inc. The General Release is conditioned upon William Merker complying with the terms of that certain settlement agreement accepted and agreed to by and between William Merker and the Board of Directors of the Company pursuant to those certain resolutions of the Board of Directors of the Company duly adopted at the meeting of the Board of Directors of the Company held on May 16, 2001.

Dated:       May 16, 2001
             New York, NY
                                                     /s/ S. J. Merker
                                                     -------------------------
                                                     Steven Merker, Director



                                                     /s/ Karl Massaro
                                                     -------------------------
                                                     Karl Massaro, Director



                                                     /s/ Joseph Spinella
                                                     -------------------------
                                                     Joseph Spinella, Director



                                                     /s/ William C. Needham Jr.
                                                     -------------------------
                                                     William Needham, Director



                                                     /s/ Paul Provost 5/16/01
                                                     -------------------------
                                                     Paul Provost, Director